S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

July 12, 2001

Dear Shareholder:
We are pleased to provide this semi-annual report for the Salomon Brothers High Income Fund Inc ("Fund") for the period ended June 30, 2001. Included are a market commentary, a schedule of the Fund's investments as of June 30, 2001 and financial statements for the six months ended June 30, 2001.

The Fund distributed income dividends totaling $0.70 per share during the period. The table below shows the annualized distribution rate and the six-month total return for the period covered by this report, based on the Fund's June 30, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:1

               PRICE                ANNUALIZED              SIX-MONTH
             PER SHARE         DISTRIBUTION RATE 2        TOTAL RETURN 2
         -----------------     -------------------        --------------
         $10.11 (NAV)                 11.87%                  6.79%
         $11.94 (NYSE)                10.05%                  4.99%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")3 and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")4 returned 3.25% and 5.53%, respectively, for the same period. Please note that past performance is not indicative of future results.

U.S. HIGH YIELD MARKET

At the commencement of the Fund's reporting period, the inflationary bias of the U.S. Federal Reserve Board ("Fed") drove the discount rate 5 to 6.50%. In January, the market received a boost as the Fed commenced easing rates. By the end of the period, the Fed had cut rates a total of 275 basis points 6 to 3.75%.

The U.S. high yield market was volatile during the period. The period began on a positive note as the U.S. high yield market surged ahead in response to strong mutual fund inflows (totaling $1.4 billion during the period) and much anticipated Fed interest rate cuts. However, first quarter earnings warnings and volatility, particularly in the technology and telecommunications sectors and the subsequent large price movements of those sectors' high yield debt, pulled the U.S. high yield market


---------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund `s current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.100 for the 12 months. This rate is as of July 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3 The SSB High Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

4 EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.

5 The discount rate is the interest rate the Federal Reserve bank charges banks on short-term loans (usually overnight or on weekends.)

6  A basis point is 0.01% or one one-hundredth of a percent.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

performance into negative territory for March and April. The U.S. high yield market rallied in May, powered by substantial mutual fund inflows and the absence of negative telecommunications news. The brief rally ended in June as negative mutual fund flows, a heavy new-issue calendar and second quarter earnings warnings produced another set of price declines in many telecommunications issues.

During the period, as measured by the SSB High Yield Index, the financial, housing-related, supermarkets/drugstores, automotive, healthcare and services sectors performed relatively well. The financial and housing-related sectors benefited from the falling interest rate environment and from surprisingly strong home sales. Better than expected operational improvements at a major drug store chain and a supermarket distributor in part drove the strong performance of the supermarket/drugstore sector. The automotive sector rallied primarily due to the improvement in production schedules at the three major U.S. auto manufacturers following a major inventory correction in the first quarter. The continued strength in automotive retail sales may be attributed to the declining interest rate environment and to the many incentives that automakers have offered auto purchasers. The healthcare sector typically performs well during an environment of slowing economic growth and is therefore, considered a defensive sector. During the period, the healthcare sector's positive performance was supported generally by favorable industry fundamentals as well as by its defensive characteristics.

The worst sector performers, as measured by the SSB High Yield Index, were the telecommunications, technology, textiles and airlines industries. The telecommunications sector declined 16%, as measured by the SSB High Yield Index. The sector continued to suffer from earnings warnings and liquidity issues that increased investor skepticism regarding the viability of many business plans and the ability of many telecommunications companies to acquire additional funding. Over the past year, many long distance providers had built up capacity only to realize during the period that the demand for that capacity did not exist. Fears that these companies may be forced to reduce prices due to this capacity glut depressed the bond prices of many telecommunications companies. The technology, textiles and airlines industries generally suffered from the falloff in demand resulting from the slowing economy.

As measured by the SSB High Yield Index, BB-, B- and CCC-rated issues generated returns of 9.74%, negative 1.29% and 6.42%, respectively, as higher quality issues remained in strong demand and lower-rated issues rebounded from depressed levels.

Relative to the SSB High Yield Index, the Fund was underweight the telecommunications sector during the period, which helped its performance. However, the Fund's overweighting of the airlines industry and underweighting of the financial, housing-related, supermarket/drugstore, and healthcare sectors relative to the SSB High Yield Index, adversely affected performance. During the period, the Fund increased its exposure relative to the SSB High Yield Index to the healthcare sector and reduced its holdings in the textiles and technology sectors.

EMERGING MARKETS

Emerging markets debt returned 5.53% for the period, as measured by the EMBI+. Performance was relatively balanced as nine countries out of the 17 countries that comprise the EMBI+ outperformed the Index. At the beginning of the period, the market's positive tone was slightly dampened by Turkey's banking crisis and Argentina's fiscal challenges. Market performance was supported by local pension fund buying and cross-over interest (i.e. investors who exchanged another fixed-income asset class for emerging market debt.)

For the period, Argentinean and Brazilian debt markets were down 6.66% and 0.21% respectively, as measured by the EMBI+. Combined, these two countries represent 44% of the EMBI+'s market capitalization. In past periods, the weak performance from these large credits tended to drag down returns across all countries in Latin America. This did not occur during the period. We believe the

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into systemic risks is a positive development. The absence of large hedge fund investors in emerging markets debt also may have helped promote overall market stability during the period.

We feel the reduction in U.S. rates may provide a boost to Latin American debt, as many investors may turn to international issuers to obtain higher yields. Nevertheless, this potential positive development could be stalled if the U.S. economy continues to slow. We believe the Fed will continue to reduce rates, barring a substantive improvement in economic data or the financial markets.

Oil prices, an important driver of value in the emerging debt markets continue to remain at historically high levels. Fiscal balances 7 and monetary reserves improved substantially as high oil prices contributed to overall credit quality of oil producing countries, namely, Russia, Venezuela, Algeria, Colombia and Mexico. Oil prices fluctuated during the period, ranging from a low of $24.52 to a high of $30.34 per barrel. Oil prices closed the period at $26.25 per barrel. In our opinion, stable or slightly weaker oil prices will be a modest benefit for oil importers and will not significantly undermine the very strong external and fiscal performance of the major oil exporters.

Volatility for emerging markets debt remained substantially below historical levels. The 12-month volatility ended June 30, 2001 was 9.30%, as measured by the EMBI+. However, the combination of Turkish banking problems and the Argentine recession triggered a recent increase in volatility levels. We believe volatility will normalize as the year progresses.

Among the highlights, Russian fixed-income securities, the best performers in the EMBI+, generated a return of 28.63% during the period, as measured by the EMBI+. High oil prices are driving Russia's economy. Russian credit quality continues to improve as their reserves as of June 22nd stood at $34.2 billion, up $6.3 billion since January 2001. Russia's attractiveness to investors also improved when the government decided to pay its Paris Club 8 debts in January and February and assured it would meet all of its remaining 2001 Paris Club obligations on time. The period ended positively as the government and the International Monetary Fund ("IMF")9 made progress on structural reform objectives for 2001 including: tax reform, the introduction of a customs regime acceptable to the World Trade Organization ("WTO")10, the reduction and streamlining of regulatory procedures and an improvement in accounting standards.

Ecuadorian fixed-income securities returned 16.75% for the period, as measured by the EMBI+. We believe Ecuador has made substantial progress in getting its fiscal accounts better balanced. We feel the appointment of Elsa de Mena as head of the SRI (El Servicio de Rentas Internas), Ecuador's tax collection agency, has been key to the improvement of tax collections. Recent tax collection data for the January-April 2001 period exceeded expectations by 35%. Stable oil prices have also helped drive the Ecuadorian economy. Construction of the OCP (Oleoducto de Crudo Pesado) pipeline is expected to double Ecuador's oil output after 2003 and boost the country's debt repayment capacity. The Fund remained overweight in Ecuadorian debt relative to the EMBI+ during the period.

Turkish fixed-income securities returned 3.13%, as measured by the EMBI+, a partial recovery from the financial crisis of November and December 2000. The banking crisis of 2000 became a full-scale balance of payments crisis for Turkey, which ultimately led to the devaluation of its currency, the lira. Weakness in the banking system combined with political disagreements between the President and the

--------------
7 Fiscal balance refers to the amount of money a government collects through taxes in comparison to the amount of money that it spends. A positive fiscal balance means that the government does not spend more than it collects.

8 The Paris Club is an informal group of sovereign lenders who have extended credit to sovereign governments.

9 The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

10 The WTO is a group of 141 countries that deal with the global rules of trade between nations, seeking to ensure that trade flows as smoothly, predictably and freely as possible.

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S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Prime Minister contributed to the severity of the crisis. The IMF continued to provide financial assistance granting a further $1.4 billion this past February in hopes of restoring confidence in Turkey's banking sector and an additional $10 billion financing package in April. We believe that the political situation in Turkey remains unpredictable and still has high potential for negative surprises. We will continue to monitor developments in Turkey, but the Fund, as of June 30, 2001, does not hold any Turkish fixed-income issues.

Venezuelan fixed-income debt returned 9.91% for the period, as measured by the EMBI+. Oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement on year earlier levels. Venezuela's approximately $23 billion of international reserves, which exceeds the stock of external debt, provides a clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality. The Fund remained overweight Venezuelan debt instruments, relative to the EMBI+.

Mexican sovereign debt returned 7.18% for the period, as measured by the EMBI+. Mexican debt generally benefited as many investors sought to reduce risk in their portfolios by selling the more volatile Argentine debt in exchange for the investment-grade Mexican debt. We recently added to the Fund's Mexican debt positions in an effort to reduce the Fund's market risk.

Brazilian fixed-income securities returned negative 0.21% for the period, as measured by the EMBI+. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency, the real, negatively impacted the economy and led the Central Bank to raise the Selic, the overnight lending rate, by 175 basis points in April, May and June to 18.25%. The real recently weakened as much as 27% on concerns over a sharp slowdown in growth. As the real tumbled to an all-time low of 2.48 versus the U.S. dollar in June, the Central Bank announced it would build a $10.8 billion reserve fund to bolster reserves and prop up the currency. Helped by dollar sales (i.e. Brazilians exchanging U.S. dollars for Brazilian reales) and renewed confidence in the currency, the real firmed back to 2.30 versus the U.S. dollar. A severe drought resulted in a sharp reduction in hydroelectric power generation. The government instituted a series of conservation measures, to help reduce the impact of the crisis. Nonetheless, we believe the energy shortfall may reduce 2001 GDP growth by 1.0% to 1.5%. On a spread duration 11 basis we maintained the Fund's neutral stance relative to the EMBI+ in Brazil.

Argentinean sovereign debt returned negative 6.66%, as measured by the EMBI+, the worst performance in the EMBI+ for the period. The country continues to struggle with a weak economy. We believe Argentina must restore economic growth before it can effectively manage its large debt service obligations. The government supplemented its IMF funding package with a large debt exchange to reassure markets. After a series of false starts in March, the government installed an effective economic team led by Domingo Cavallo. Cavallo, the Harvard trained economist, won an international reputation for helping Argentina defeat hyperinflation in the early 1990's. The market reacted positively to the appointment but the rating agencies downgraded Argentina's debt rating twice from B1/BB- to B3/B-. In June, the de la Rua administration 12 announced a new set of economic and fiscal measures aimed at recovering Argentina's debt competitiveness and promoting economic growth. The Fund remained underweight Argentine debt, relative to the EMBI+. We will continue to closely monitor developments.

OUTLOOK

As of June 30, 2001, as measured by the SSB High Yield Index, the U.S. high yield market yielded 12.31%, down from 13.84% on December 31, 2000. The excess yield over Treasuries was 7.49%, down

---------------
11 Spread duration is the sensitivity of a bond's price to movements in dollar credit spreads. The spread duration of a bond is the percentage change in price for a 100 basis point change in the bond, all else remaining constant.

12 Fernando de la Rua is Argentina's President.

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S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

from 8.76% on December 31, 2000. We believe that these levels continue to suggest that U.S. high yield debt may offer attractive values over the long-term.

While current valuations appear attractive, we expect the U.S. high yield market will continue to experience volatility in the near-term as the longer-term positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including: (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) equity market volatility. In light of these conditions, we will continue to pursue a more conservative investment strategy geared to accumulating better quality credits within the U.S. high yield market.

The emerging debt markets closed the period with sovereign spreads at 766 basis points. The developed world's economic slowdown, the poor performance of the equity markets and the financial woes of Turkey and Argentina has put pressure of the emerging debt markets. Despite this difficult global environment, the emerging debt markets performed relatively well during the period. We plan to continue to remain invested in a diversified portfolio of emerging markets debt securities.

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City.)

We at Salomon Brothers Asset Management appreciate your investment in the Salomon Brothers High Income Fund Inc.

Sincerely,


/s/ Heath B. McLendon                   /s/ Peter J. Wilby
Heath B. McLendon                       Peter J. Wilby
Chairman                                Executive Vice President



/s/ Beth Semmel                         /s/ James E. Craige
Beth Semmel                             James E. Craige
Executive Vice President                Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

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S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Schedule of Investments (unaudited)
June 30, 2001


     FACE
    AMOUNT                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

Corporate Bonds-- 58.8%
BASIC INDUSTRIES -- 4.1%

  $  500,000         AEI Resources Inc., Company Guaranteed, 10.500% due 12/15/05 (a)(b)(c) ....... $   350,000
     250,000         Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11 (a) ......     253,750
     325,000         Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04 ....................     329,875
     165,000         Gentek Inc., Company Guaranteed, 11.000% due 8/1/09 ..........................     136,125
   1,000,000         Holt Group, Sr. Notes, 9.750% due 1/15/06 (b)(c) .............................      55,000
     250,000         ISP Chemco Inc., Sr. Sub. Notes, 10.250% due 7/1/11 (a) ......................     251,250
     135,000         Murrin Murrin Holdings Property, Sr. Notes, 9.375% due 8/31/07 ...............     114,075
     150,000         Radnor Holdings Corp., Series B, Company Guaranteed, 10.000% due 12/1/03 .....     122,250
     750,000         Republic Technology/RTI Capital, 13.750% due 7/15/09 (b)(c) ..................      90,000
     300,000         Riverwood International Co., Sr. Notes, 10.625% due 8/1/07 (a) ...............     307,500
                                                                                                    -----------
                                                                                                      2,009,825
                                                                                                    -----------
BUILDING/CONSTRUCTION -- 1.0%

     125,000         American Standard, Inc., Company Guaranteed, 8.250% due 6/1/09 ...............     125,625
     375,000         Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04 ...............................     382,500
                                                                                                    -----------
                                                                                                        508,125
                                                                                                    -----------
CONSUMER CYCLICAL -- 3.4%

     375,000         Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07 ..............................     378,750
     250,000         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07 ................     232,500
     250,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 ......................     233,750
     475,000         HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08 ................     464,312
     250,000         Leslie's Poolmart Inc., Sr. Notes, 10.375% due 7/15/04 .......................     208,750
     250,000         Mattress Discounters Co., Sr. Notes, 12.625% due 7/15/07 .....................      83,750
   1,000,000         Pillowtex Corp., Series B, Company Guaranteed, 9.000% due 12/15/07 (b)(c) ....      15,000
     155,000         WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05 ........................      61,225
                                                                                                    -----------
                                                                                                      1,678,037
                                                                                                    -----------
CONSUMER NON-CYCLICAL -- 10.6%

     175,000         Circus Circus Enterprise Inc., Sr. Sub. Notes, 9.250% due 12/1/05 ............     178,938
     375,000         Columbia/HCA Healthcare Co., 6.910% due 6/15/05 ..............................     369,375
     250,000         CONMED Corp., Company Guaranteed, 9.000% due 3/15/08 .........................     243,750
     250,000         Davita Inc., Company Guaranteed, 9.250% due 4/15/11 (a) ......................     256,250
     250,000         Elizabeth Arden Inc., 11.750% due 2/1/11 .....................................     266,875
     100,000         Fresenius Medical Capital Trust, Company Guaranteed, 7.875% due 2/1/08 .......      97,750
     500,000         Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05 ........     509,375
     100,000         HCA - The Heathcare Co., 8.750% due 9/1/10 ...................................     106,250
     250,000         Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08 ..........     113,750
     375,000         Horseshoe Gaming Holdings, Company Guaranteed, Series B, 8.625% due 5/15/09 ..     376,875
     250,000         IASIS Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09 .............     266,250

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

PAGE 6

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S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Schedule of Investments (unaudited) (continued)
June 30, 2001

     FACE
    AMOUNT                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 10.6% (CONTINUED)

   $ 300,000         MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07 ........................  $  321,750
   1,400,000         Nebco Evans Holding Co., Sr. Discount Notes, (zero coupon until 7/15/02,
                       12.375% thereafter), due 7/15/07 (b)(c) ....................................       1,750
     450,000         North Atlantic Trading, Company Guaranteed, 11.000% due 6/15/04 ..............     416,250
                     Park Place Entertainment Inc., Sr. Sub. Notes:
     350,000           9.375% due 2/15/07 .........................................................     368,813
     125,000           8.875% due 9/15/08 .........................................................     128,750
     250,000         Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 (a) .............     255,625
     177,000         Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500% due 8/1/03 ......      32,745
     500,000         Revlon Consumer Products Corp., Sr. Notes, 9.000% due 11/1/06 ................     360,000
     375,000         Tenet Healthcare Corp., Sr. Notes, 9.250% due 9/1/10 .........................     226,500
     325,000         Triad Hospitals Inc., Company Guaranteed, 8.750% due 5/1/09 (a) ..............     332,313
                                                                                                    -----------
                                                                                                      5,229,934
                                                                                                    -----------
ENERGY -- 9.1%

     485,000         Belco Oil & Gas Corp., Company Guaranteed, Series B, 10.500% due 4/1/06 ......     503,188
     300,000         Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03 ..........................     213,750
     420,000         Canadian Forest Oil Ltd., Company Guaranteed, 8.750% due 9/15/07 .............     427,350
     500,000         Continental Resources, Inc., Company Guaranteed, 10.250% due 8/1/08 ..........     437,500
     225,000         Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07 .................................     228,937
     466,000         Key Energy Services Inc., Inc., Company Guaranteed, Series B, 14.000% due 1/15/09  542,308
     250,000         Lomak Petroleum Inc., Company Guaranteed, 8.750% due 1/15/07 .................     242,500
     375,000         Nuevo Energy Co., Sr. Sub. Notes, 9.375% due 10/1/10 (a) .....................     378,750
     250,000         Ocean Energy Inc., Company Guaranteed, Series B, 8.875% due 7/15/07 ..........     261,875
     325,000         Parker Drilling Corp., Company Guaranteed, 9.750% due 11/15/06 ...............     333,125
     375,000         Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10 ..........     411,563
     500,000         Plains Resources Inc., Sr. Sub. Notes, 10.250% due 3/15/06 (a) ...............     512,500
                                                                                                    -----------
                                                                                                      4,493,346
                                                                                                    -----------
FINANCIAL SERVICES -- 1.1%

     493,850         Airplanes Pass Through Trust, 10.875% due 3/15/19 ............................     266,837
     250,000         MeriStar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11 (a) ................     253,125
                                                                                                    -----------
                                                                                                        519,962
                                                                                                    -----------
MANUFACTURING -- 4.2%

   1,000,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c) ..........         100
     175,000         Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (a) ..............     165,375
     550,000         Foamex L.P., Company Guaranteed, 9.875% due 6/15/07 ..........................     365,750
     250,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750% due 10/15/05 .....     232,500
     500,000         Jordan Industries, Inc., Sr. Notes, Series D, 10.375% due 8/1/07 .............     437,500
     500,000         Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (b)(c)       50

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

                                                                                                         PAGE 7

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2001

     FACE
    AMOUNT                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

MANUFACTURING -- 4.2% (CONTINUED)

   $ 125,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 .................... $    44,375
     250,000         Polymer Group Inc., Company Guaranteed, Series B, 9.000% due 7/1/07 ..........      93,750
     250,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09 ....................................     250,000
     250,000         Terex Corp., Sr. Sub. Notes, 10.375% due 4/1/11 (a) ..........................     258,750
     250,000         Winsloew Furniture, Inc., Sr. Sub. Notes, 12.750% due 8/15/07 ................     233,125
                                                                                                    -----------
                                                                                                      2,081,275
                                                                                                    -----------
MEDIA - CABLE -- 7.5%

                     Adelphia Communications Corp., Sr. Notes:
     170,970           9.500% due 2/15/04 .........................................................     165,413
     425,000           Series B, 9.875% due 3/1/07 ................................................     422,875
                     Charter Communications Holdings LLC:
     250,000           Sr. Discount Notes, (zero coupon until 4/1/04, 9.920% thereafter), due 4/1/11    171,875
                       Sr. Notes:
     375,000             8.625% due 4/1/09 ........................................................     358,125
     100,000             11.125% due 1/15/11 ......................................................     106,000
                     CSC Holdings Inc., Sr. Sub. Notes:
     200,000           9.875% due 5/15/06 .........................................................     210,000
     250,000           9.875% due 2/15/13 .........................................................     267,813
     250,000           9.875% due 4/1/23 ..........................................................     268,125
                     Diamond Cable Co., Sr. Discount Notes:
     500,000           11.750% due 12/15/05 .......................................................     342,500
      50,000           10.750% due 2/15/07 (d) ....................................................      25,750
     250,000         Hollinger International Publishing, Company Guaranteed, 9.250% due 3/15/07 ...     252,500
     250,000         Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 (a) .....................     265,000
     125,000         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a) ..............................     120,625
     250,000         Nextmedia Operating Inc., Company Guaranteed, 10.750% due 7/1/11 (a) .........     251,250
     275,000         Radio One, Inc., Sr. Sub. Notes, 8.875% due 7/1/11 (a) .......................     276,375
     625,000         United International Holdings, Sr. Discount Notes, (zero coupon until 2/15/03,
                       10.750% thereafter), due 2/15/08 ...........................................     212,500
                                                                                                    -----------
                                                                                                      3,716,726
                                                                                                    -----------
SERVICES/OTHER -- 7.8%

     375,000         Abitibi-Consolidated Inc., 8.550% due 8/1/10 .................................     393,750
     375,000         Allied Waste Industries, Inc., Sr. Sub. Notes, 10.000% due 8/1/09 ............     387,187
     275,000         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (a) .......................     257,812
     500,000         Avis Rent A Car, Inc., Company Guaranteed, 11.000% due 5/1/09 ................     560,625
     750,000         Axiohm Transaction Solutions Inc., Company Guaranteed, 9.750% due 10/1/07 (b)(c)        75
     175,000         Comforce Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07 ............     140,875
                     Crown Castle International Corp., Sr. Notes:
      50,000           9.375% due 8/1/11 (a) ......................................................      45,375
     250,000           10.750% due 8/1/11 .........................................................     243,125

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

PAGE 8

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2001


     FACE
    AMOUNT                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

SERVICES/OTHER -- 7.8% (CONTINUED)

 $ 1,000,000         Loomis Fargo & Co., Company Guaranteed, 10.000% due 1/15/04 .................. $ 1,050,000
     250,000         Mail-Well I Corp., Company Guaranteed, Series B, 8.750% due 12/15/08 .........     216,250
     250,000         Pierce Leahy Co., Company Guaranteed, 8.125% due 5/15/08 .....................     250,000
     125,000         SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 ......................     115,000
     130,000         Sitel Corp., Company Guaranteed, 9.250% due 3/15/06 ..........................     114,888
     250,000         Spectrasite Holdings Inc., Sr. Discount Notes, 12.875% due 3/15/10 ...........     106,250
                                                                                                    -----------
                                                                                                      3,881,212
                                                                                                    -----------
TECHNOLOGY -- 1.0%

      80,000         Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 (b)(c) ........................      25,200
     250,000         Unisys Corp., Sr. Notes, 8.125% due 6/1/06 ...................................     244,375
     230,000         Xerox Capital Europe PLC, Company Guaranteed, 5.750% due 5/15/02 .............     216,200
                                                                                                    -----------
                                                                                                        485,775
                                                                                                    -----------
TELECOMMUNICATIONS -- 5.0%

     150,000         American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09 (a) .............     141,750
                     Global Crossing Holding Ltd., Company Guaranteed:
     375,000           9.125% due 11/15/06 ........................................................     297,187
     125,000           9.625% due 5/15/08 .........................................................      99,375
     145,000         Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08 ....................      60,900
   1,000,000         Nextel Communications, Inc., Sr. Discount Notes, (zero coupon until 2/15/03,
                       9.950% thereafter), due 2/15/08 ............................................     627,500
     325,000         NextLink Communications, Sr. Notes, 10.750% due 6/1/09 .......................     105,625
     500,000         Price Communications Wireless, Inc., Sr. Sub. Notes, 11.750% due 7/15/07 .....     537,500
     500,000         PSINet Inc., Sr. Notes, 11.500% due 11/1/08 (b)(c) ...........................      32,500
     250,000         Rogers Cantel, Inc., 9.375% due 6/1/08 .......................................     246,875
     375,000         Telewest Communication PLC, Sr. Notes, 11.250% due 11/1/08 ...................     335,625
                                                                                                    -----------
                                                                                                      2,484,837
                                                                                                    -----------
TRANSPORTATION -- 1.4%

     375,000         Northwest Airlines, Inc., Company Guaranteed, 7.625% due 3/15/05 .............     360,000
     375,000         Stena AB, Sr. Notes, 8.750% due 6/15/07 ......................................     339,375
                                                                                                    -----------
                                                                                                        699,375
                                                                                                    -----------
UTILITIES -- 2.6%

     250,000         AES Corp., Sr. Notes, 9.375% due 9/15/10 .....................................     253,750
     225,000         Azurix Corp., Sr. Notes, 10.750% due 2/15/10 .................................     232,875
                     Calpine Corp.:
     125,000           Canada Energy, Company Guaranteed, 8.500% due 5/1/08 .......................     122,031
     375,000           Sr. Notes, 7.750% due 4/15/09 ..............................................     355,781
     325,000         CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07 .............................     339,219
                                                                                                    -----------
                                                                                                      1,303,656
                                                                                                    -----------
                     TOTAL CORPORATE BONDS (Cost -- $35,905,565) ..................................  29,092,085
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.
                                                                                                         PAGE 9

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2001

     FACE
    AMOUNT                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

Convertible Bonds -- 0.1%
 $   250,000         Aspect Telecommunications, zero coupon due 8/10/18 (Cost -- $63,953) ......... $    51,250
                                                                                                    -----------

Sovereign Bonds -- 34.2%
ARGENTINA -- 4.9%

                     Republic of Argentina:
   1,547,810           7.000% due 12/19/08 (d) ....................................................   1,168,596
     350,000           11.375% due 3/15/10 ........................................................     267,750
     100,000           12.000% due 2/1/20 .........................................................      80,500
     989,000           Variable Bond, 13.969% due 4/10/05 (d) .....................................     929,660
                                                                                                    -----------
                                                                                                      2,446,506
                                                                                                    -----------
BRAZIL -- 10.6%

   7,036,000         Federal Republic of Brazil, 11.000% due 8/17/40 ..............................   5,227,748
                                                                                                    -----------

BULGARIA -- 0.5%

     275,000         Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12 (d) ................     223,093
                                                                                                    -----------

COLOMBIA -- 0.8%

     430,000         Republic of Colombia, 11.750% due 2/25/20 ....................................     411,725
                                                                                                    -----------

ECUADOR -- 1.8%

                     Republic of Ecuador:
     810,000           12.000% due 11/15/12 .......................................................     570,240
     750,000           4.000% due 8/15/30 (d) .....................................................     322,500
                                                                                                    -----------
                                                                                                        892,740
                                                                                                    -----------
MEXICO -- 1.6%

     650,000         United Mexican States, 11.375% due 9/15/16 ...................................     784,875
                                                                                                    -----------

PANAMA -- 0.5%

     286,033         Republic of Panama, PDI Bond, 6.4375% due 7/17/16 ............................     237,050
                                                                                                    -----------

POLAND -- 0.5%

     250,000         Republic of Poland, PDI Bond, 6.000% due 10/27/14 (d) ........................     247,188
                                                                                                    -----------

RUSSIA -- 7.9%

                     Russian Federation:
   2,350,000           10.000% due 6/26/07 ........................................................   2,096,200
     155,510           8.250% due 3/31/10 .........................................................     119,719
   3,600,000           5.000% due 3/31/30 (d) .....................................................   1,701,900
                                                                                                    -----------
                                                                                                      3,917,819
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

PAGE 10

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2001


     FACE
    AMOUNT                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

VENEZUELA -- 5.1%

                     Republic of Venezuela:
$  1,050,000           13.625% due 8/15/18 ........................................................ $ 1,021,125
   2,175,000           9.250% due 9/15/27 .........................................................   1,508,906
                                                                                                    -----------
                                                                                                      2,530,031
                                                                                                    -----------
                     TOTAL SOVEREIGN BONDS (Cost -- $16,826,265) ..................................  16,918,775
                                                                                                    -----------

Loan Participations (d)(e) -- 1.5%
ALGERIA -- 1.5%

     842,308         The People's Democratic Republic of Algeria, Tranche 1,
                       5.813% due 9/4/06 (Chase Manhattan) ........................................     734,914
                                                                                                    -----------

MOROCCO -- 0.0%

       5,683         Kingdom of Morocco, Tranche A, 5.0938% due 1/1/09 (Chase Manhattan) ..........       5,256
                                                                                                    -----------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $682,349) .................................     740,170
                                                                                                    -----------

   SHARES
------------
Common Stock (c) -- 0.5%
         500         AmeriKing, Inc. ..............................................................           5
   1,527,428         ContiFinancial Corp., Liquidating Trust Units ................................     223,004
                                                                                                    -----------
                     TOTAL COMMON STOCK (Cost -- $245,004) ........................................     223,009
                                                                                                    -----------
Preferred Stock -- 0.0%
       1,085         AmeriKing, Inc. (f) ..........................................................          11
           8         Anvil Holdings Inc. ..........................................................         114
                     TCR Holding Corp.:
         803           Class B (c) ................................................................           8
         442           Class C (c) ................................................................           4
       1,165           Class D (c) ................................................................          12
       2,410           Class E (c) ................................................................          24
                                                                                                    -----------
                     TOTAL PREFERRED STOCK (Cost -- $8,695) .......................................         173
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

                                                                                                        PAGE 11

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2001


    RIGHTS                                          SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------

Rights-- 0.0%
   1,461,000         United Mexican States, Discount Rights (Cost -- $0) .......................... $    14,464
                                                                                                    -----------

  WARRANTS
------------
Warrants (c) -- 0.0%
       2,500         In Flight Phone (Exercise price of $0.01 per share expiring 8/31/02,
                       each warrant exercisable for one share of common stock) ....................          --
         780         Mattress Discounters Co., expire 7/15/07 .....................................         488
         750         Republic Technology Corp., expire 7/15/09 ....................................           8
         250         Winsloew Furniture, Inc., expire 8/15/07 .....................................       2,594
                                                                                                    -----------
                     TOTAL WARRANTS (Cost -- $18,668) .............................................       3,090
                                                                                                    -----------
    FACE
   AMOUNT
------------
Repurchase Agreement -- 4.9%
  $2,445,000         SBC Warburg Dillon Read Inc., 3.940% due 7/2/01;
                       Proceeds at maturity -- $2,445,803; (Fully collateralized by U.S.
                       Treasury Notes, 8.750% due 5/15/17; Market value -- $2,495,063)
                       (Cost-- $2,445,000) ........................................................   2,445,000
                                                                                                    -----------
                     TOTAL INVESTMENTS -- 100% (Cost -- $56,195,499*) ............................. $49,488,016
                                                                                                    ===========

---------------
  (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
  (b) Security is currently in default.
  (c) Non-income producing security.
  (d) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
  (e) Participation interest was acquired through the financial institution indicated parenthetically.
  (f) Payment-in-kind security for which part of the income earned may be paid as additional principal.
   *  Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     ------------------------------------
     C Bond-- Capitalization Bond.
     DCB   -- Debt Conversion Bond.
     FLIRB -- Front-Loaded Interest Reduction Bond.
     FRB   -- Floating Rate Bond.
     PDI   -- Past Due Interest.


---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

PAGE 12

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Statement of Assets and Liabilities (unaudited)
June 30, 2001


ASSETS:

  Investments, at value (Cost-- $56,195,499) .............................................    $49,488,016
  Interest receivable ....................................................................      1,432,408
  Receivable for securities sold .........................................................      1,057,326
                                                                                              -----------
  TOTAL ASSETS ...........................................................................     51,977,750
                                                                                              -----------

LIABILITIES:

  Payable for securities purchased .......................................................      1,395,254
  Dividend payable .......................................................................         46,619
  Management fee payable .................................................................         28,304
  Payable to bank ........................................................................          7,348
  Accrued expenses .......................................................................         75,908
                                                                                              -----------
  TOTAL LIABILITIES ......................................................................      1,553,433
                                                                                              -----------
TOTAL NET ASSETS .........................................................................    $50,424,317
                                                                                              ===========

NET ASSETS:

  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     4,987,933 shares outstanding) .......................................................    $     4,988
  Capital paid in excess of par value ....................................................     66,970,143
  Overdistributed net investment income ..................................................       (837,356)
  Accumulated net realized loss on investments ...........................................     (9,005,975)
  Net unrealized depreciation of investments .............................................     (6,707,483)
                                                                                              -----------
TOTAL NET ASSETS .........................................................................    $50,424,317
                                                                                              ===========

NET ASSET VALUE, PER SHARE ($50,424,317 / 4,987,933 shares outstanding) ..................         $10.11
                                                                                                   ======

---------------------------------------------------------------------------------------------------------
                                   See Notes to Financial Statements.

                                                                                                  PAGE 13

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2001

INVESTMENTINCOME:

  Interest................................................................................          $ 2,991,105
                                                                                                    -----------

EXPENSES:

  Management fee (Note 2).................................................................              178,366
  Audit and tax services..................................................................               27,959
  Shareholder communications..............................................................               24,671
  Directors' fees and expenses ...........................................................               17,364
  Legal fees..............................................................................               16,389
  Shareholder and system servicing fees...................................................               15,451
  Registration fees.......................................................................                8,566
  Custody fee.............................................................................                6,718
  Other ..................................................................................                8,947
                                                                                                    -----------
  Total Expenses..........................................................................              304,431
                                                                                                    -----------
NET INVESTMENT INCOME.....................................................................            2,686,674
                                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales..................................................................           30,751,243
     Cost of securities sold..............................................................           34,113,115
                                                                                                    -----------
  Net Realized Loss.......................................................................           (3,361,872)
                                                                                                    -----------

  Change in Net Unrealized Depreciation of Investments:
     Beginning of period..................................................................          (10,728,648)
     End of period........................................................................           (6,707,483)
                                                                                                    -----------
  Decrease in Net Unrealized Depreciation.................................................            4,021,165
                                                                                                    -----------
Net Gain on Investments...................................................................              659,293
                                                                                                    -----------
Increase in Net Assets From Operations....................................................          $ 3,345,967
                                                                                                    ===========

---------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

PAGE 14

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000


                                                                                           2001            2000
-------------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income ..................................................              $ 2,686,674     $ 6,639,941
  Net realized loss.......................................................               (3,361,872)     (1,962,183)
  (Increase) decrease in net unrealized depreciation......................                4,021,165      (6,565,375)
                                                                                        -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................                3,345,967      (1,887,617)
                                                                                        -----------     -----------

DISTRIBUTIONSTOSHAREHOLDERSFROM:

  Net investment income ..................................................               (3,482,931)     (6,672,290)
  Capital.................................................................                       --        (730,058)
                                                                                        -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............                (3,482,931)     (7,402,348)
                                                                                        -----------     -----------

FUNDSHARETRANSACTIONS (NOTE 8):

  Proceeds from shares issued for reinvestment of dividends...............                  334,894         492,413
                                                                                        -----------     -----------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....................                  334,894         492,413
                                                                                        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS.........................................                  197,930      (8,797,552)

NET ASSETS:

  Beginning of period.....................................................               50,226,387      59,023,939
                                                                                        -----------     -----------
  END OF PERIOD*..........................................................              $50,424,317     $50,226,387
                                                                                        ===========     ===========
* Includes overdistributed net investment income of:......................                $(837,356)       $(41,099)
                                                                                        ===========     ===========

-------------------------------------------------------------------------------------------------------------------
                                         See Notes to Financial Statements.

                                                                                                            PAGE 15

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM.

At June 30, 2001, the Investment Manager owned 10,056 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Note 3. Portfolio Activity and Federal Income Tax Status

For the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ...................................................     $ 29,156,527
                                                                  ============
Sales .......................................................     $ 30,751,243
                                                                  ============

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...............................     $  1,705,031
Gross unrealized depreciation ...............................       (8,412,514)
                                                                  ------------
Net unrealized depreciation .................................     $ (6,707,483)
                                                                  ============
Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The cost of the Fund's loan participations was $682,349.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Note 6. Dividends Subsequent to June 30, 2001

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.123 per share for the months of September, October and November 2001, payable on September 28, 2001, October 26, 2001 and November 30, 2001 to shareholders of record on September 18, 2001, October 16, 2001 and November 13, 2001.

Note 7. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $4,855,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                     2007             2008
                                                  ----------       ----------
Capital Loss Carryforwards.................       $2,961,000       $1,894,000

Note 8. Capital Shares

Capital stock transactions were as follows:

                                      SIX MONTHS ENDED            YEAR ENDED
                                        JUNE 30, 2001         DECEMBER 31, 2000
                                     -------------------     -------------------
                                     SHARES      AMOUNT      SHARES      AMOUNT
                                     ------     --------     ------     --------
Shares issued on reinvestment ...... 28,302     $334,894     42,037     $492,413

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                   2001(1)      2000         1999         1998        1997       1996
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD.....          $10.13     $ 12.00      $  12.76     $  14.92     $ 14.72     $ 13.50
                                                   ------     --------     --------     --------     -------     -------
INCOME (LOSS) FROM OPERATIONS:

   Net investment income.................            0.54         1.35         1.34         1.34        1.43        1.52
   Net realized and unrealized gain (loss)           0.14        (1.72)       (0.60)       (1.89)       0.71        1.22
                                                   ------     --------     --------     --------     -------     -------

Total Income (Loss) From Operations......            0.68        (0.37)        0.74        (0.55)       2.14        2.74
                                                   ------     --------     --------     --------     -------     -------
LESS DISTRIBUTIONS FROM:

   Net investment income.................           (0.70)       (1.35)       (1.34)       (1.34)      (1.43)      (1.52)
   Net realized gains....................              --           --           --        (0.15)      (0.51)         --
   Capital...............................              --        (0.15)       (0.16)       (0.12)         --          --
                                                   ------     --------     --------     --------     -------     -------
Total Distributions......................          (0.70)        (1.50)       (1.50)       (1.61)      (1.94)      (1.52)
                                                   ------     --------     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD...........          $10.11     $  10.13     $  12.00     $  12.76     $ 14.92     $ 14.72
                                                   ======     ========     ========     ========     =======     =======
PER SHARE MARKET VALUE, END OF PERIOD....          $11.94     $12.0625     $11.4375     $ 14.625     $16.438     $15.375
                                                   ======     ========     ========     ========     =======     =======
TOTAL RETURN, BASED ON MARKET PRICE(2)...            4.99%++     19.81%      (12.06)%      (0.89)%     20.93%      20.98%
                                                   ======     ========     ========     ========     =======     =======
RATIOS TO AVERAGE NET ASSETS:

   Operating expenses....................            1.20%+       1.05%        1.20%        1.08%       1.10%       1.16%
   Net investment income.................           10.59%+      12.10%       10.86%        9.62%       9.53%      10.76%
NET ASSETS, END OF PERIOD (000S).........         $50,424      $50,226      $59,024      $62,115     $71,951     $70,301
PORTFOLIO TURNOVER RATE..................            60.6%        86.4%       100.3%       110.8%      112.2%      110.4%

------------------------------------------------------------------------------------------------------------------------
(1) For the six months ended June 30, 2001 (unaudited).

(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                              NET REALIZED
                                                                  NET INVESTMENT              & UNREALIZED
                                                                      INCOME                   GAIN (LOSS)
                                                                ------------------         --------------------
QUARTERS ENDED*                                                 TOTAL   PER SHARE           TOTAL    PER SHARE
---------------------------------------------------------------------------------------------------------------
March 31, 1999...............................................  $1,593     $0.33            $   166     $ 0.03

June 30, 1999................................................   1,505      0.31               (645)     (0.13)

September 30, 1999...........................................   1,701      0.34             (3,265)     (0.66)

December 31, 1999............................................   1,764      0.36                805       0.16

March 31, 2000...............................................   1,813      0.37             (1,582)     (0.32)

June 30, 2000................................................   1,600      0.33             (2,166)     (0.44)

September 30, 2000...........................................   1,642      0.33             (1,643)     (0.33)

December 31, 2000............................................   1,585      0.32             (3,137)     (0.63)

March 31, 2001...............................................   1,386      0.28                642       0.13

June 30, 2001................................................   1,879      0.38               (343)     (0.07)
---------------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

                                                                                                        PAGE 21

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

                     ---------------------------------------

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Directors

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc

HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director,
      Smith Barney Fund Management LLC
      and Travelers Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

CHARLES F. BARBER, Emeritus
      Consultant; formerly Chairman,
      ASARCO Incorporated

Officers

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary


Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER

      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street, 46th Floor
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                 Salomon Brothers
                 High Income Fund Inc

                 Semi-Annual Report

                 JUNE 30, 2001

                 ----------------------------------------
                        Salomon Brothers Asset Management
                        ------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                               ------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                               ------------------


                                  HIFSEMI 6/01